UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 6, 2004

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Velocity Way

Foster City, California 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

(a) On December 6, 2004, Equinix Operating Company, Inc., a Delaware Corporation and wholly-owned subsidiary of Equinix, Inc. (“Equinix”) entered into a long-term lease with Brokaw Interests, a California Limited Partnership for an existing data center located at 1735 Lundy Avenue, San Jose, California. The effective date of the lease is March 1, 2005. The building is under a master lease that was assigned to and assumed by Equinix for an initial term through 2020, with additional options to extend beyond this term. The premises consists of approximately 103,000 square feet which Equinix intends to operate as a data center consistent with other facilities they currently lease. In addition to the lease of the building, Equinix purchased the data center infrastructure assets for approximately $900,000.

(b) On December 6, 2004, Equinix entered into a $25,000,000 revolving credit facility with Silicon Valley Bank. The credit facility has a two-year commitment and may be used by Equinix to provide additional liquidity.

Item 2.02. Results of Operations and Financial Condition

The financial information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On December 8, 2004, the Company issued a press release announcing the new data center lease in San Jose and also updating guidance for the year ending December 31, 2005. A copy of the press release is attached as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

*Please refer to the December 6, 2004 Equinix long-term lease on 1735 Lundy Avenue, San Jose, CA, as disclosed in Item 1.01 paragraph (a) above.

*Please refer to the December 6, 2004 Equinix $25,000,000 revolving credit facility, as disclosed in Item 1.01 paragraph (b) above.

Item 8.01. Other Events

On November 24, 2004, Equinix and its subsidiaries entered into an Omnibus Amendment Agreement with i-STT Investment PTE Ltd., to amend the Securities Purchase Agreement between the parties dated October 2, 2002. The terms of the Omnibus Amendment Agreement provide for the release of the collateral of Equinix that was previously held by i-STT Investment PTE Ltd., with the exception of one securities account, which will be equal to the amount owed under the convertible secured notes plus an additional six months of interest.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release of Equinix, Inc. dated December 8, 2004, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: December 10, 2004	By:	/s/ RENEE F. LANAM
Renée F. Lanam
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release dated December 8, 2004.